                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re DVI Business Credit Corporation    Case No. 03-12658 (MFW)
                                         Reporting Period:   07/01/04 - 07/31/04

                            MONTHLY OPERATING REPORT
     File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                           DOCUMENT     EXPLANATION
                            REQUIRED DOCUMENTS                                 FORM NO.    ATTACHED       ATTACHED
-------------------------------------------------------------------------      --------    --------     -----------
Schedule of Cash Receipts and Disbursements                                    MOR - 1A       x
   Bank Reconciliations (or copies of Debtor's bank reconciliations)           MOR - 1B       x
Statement of Operations                                                        MOR - 2
Balance Sheet                                                                  MOR - 3
Status of Postpetition Taxes                                                   MOR - 4        x
   Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                             x
   Copies of tax returns filed during reporting period (See Tax Affidavit)                                    x
Summary of Unpaid Postpetition Debts                                           MOR - 4        x
   Listing of aged accounts payable                                                           x
Accounts Receivable Aging                                                      MOR - 5        x
Debtor Questionnaire                                                           MOR - 5        x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

RESPONSIBLE PARTY:

/s/ Montgomery W. Cornell                      Authorized Signatory
---------------------------------              ----------------------------
Signature of Responsible Party                 Title

Montgomery W. Cornell                          8/26/2004
---------------------------------              ----------------------------
Printed Name of Responsible Party              Date

PREPARER:

/s/ Andrew Stearns                             Controller
---------------------------------              ----------------------------
Signature of Preparer                          Title

Andrew Stearns                                 8/26/2004
---------------------------------              ----------------------------
Printed Name of Preparer                       Date

IN RE DVI BUSINESS CREDIT CORPORATION
CASE NUMBER: 03-12658 (MFW)                REPORTING PERIOD: 07/01/04 - 07/31/04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
(in thousands)

                                                    CURRENT MONTH         CUMULATIVE FILING TO DATE
                                            ----------------------------- -------------------------
                                             DEBTOR        NON-DEBTOR (i)         ACTUALS
                                            -------        -------------- -------------------------
CASH BEGINNING                                   92               100                 133

RECEIPTS
Customer Payments (a)                             -                 -                 302
Trust Receipts (b)                                -                47              31,302
Trust Advances (b)                                -                 -             (15,078)
Receipt of Servicer Fee                           -                 -                 992
DIP Facility Advances                             -                 -               6,750
Other                                             -                 -                 444
                                              -----               ---             -------
TOTAL RECEIPTS                                    -                47              24,712
                                              -----               ---             -------
DISBURSEMENTS
Payroll (d)(e)(f)                               (25)                -              (3,217)
Benefits (d)(e)(f)                               (2)                -                (289)
Building Costs (g)                               (7)                -                (433)
Equipment Costs                                  (5)                -                (169)
Auto, Travel & Entertainment                     (1)                -                (170)
Outside Services                                (42)                -                (589)
Sales & Use Taxes                               (27)                -                 (27)
Payments by Affiliates on Debtor's
  Behalf (c)                                  1,049                 -              15,481
DIP Facility Repayments                           -                 -              (6,362)
DIP Operating Reserve                             -                 -                (142)
DIP Fees                                          -                 -                (108)
Advance to RC III Trust (j)                       -                 -              (2,400)
Paydown of US Bank Debt                           -               (71)            (16,216)
Other Expense (h)                               (62)               (1)               (610)

Professional Fees (k)                          (864)                -              (9,397)
U.S. Trustee Quarterly Fees                     (15)                -                 (30)
                                              -----               ---             -------
TOTAL DISBURSEMENTS                               -               (72)            (24,678)
                                              -----               ---             -------
NET CASH FLOW                                     -               (25)                 34
                                              -----               ---             -------
CASH END OF MONTH                                92                75                 167
                                              -----               ---             -------

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH
DEBTOR COLUMN)

TOTAL DISBURSEMENTS                                                                     -
  Transfers to Debtor in Possession Accounts                                            -
  Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)              -
  Disbursements Related to Restricted Funds that are not Estate Expenses                -
  Payments by Affiliates on Debtor's Behalf (c)                                    (1,049)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                    (1,049)

See footnotes following MOR - 1B.                                       MOR - 1A

IN RE DVI BUSINESS CREDIT CORPORATION
CASE NUMBER: 03-12658 (MFW)                REPORTING PERIOD: 07/01/04 - 07/31/04

BANK RECONCILIATIONS
(in thousands)

                                                                 ACCOUNTS                   CURRENT MONTH
                                                  ----------------------------------------  --------------
                                                  Debtor Operating   Non-Debtor (i)  Other      Actuals
                                                  ----------------------------------------  --------------
CASH BEGINNING OF MONTH                                92               100            -          192
------------------------------------------------------------------------------------------------------
RECEIPTS
Customer Payments (a)                                   -                 -            -            -
Trust Receipts (b)                                      -                47            -           47
Trust Advances (b)                                      -                 -            -            -
Receipt of Servicer Fee                                 -                 -            -            -
DIP Facility Advances                                   -                 -            -            -
Other                                                   -                 -            -            -
------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                                          -                47            -           47
------------------------------------------------------------------------------------------------------
DISBURSEMENTS
Payroll (d)(e)(f)                                     (25)                -            -          (25)
Benefits (d)(e)(f)                                     (2)                -            -           (2)
Building Costs (g)                                     (7)                -            -           (7)
Equipment Costs                                        (5)                -            -           (5)
Auto, Travel & Entertainment                           (1)                -            -           (1)
Outside Services                                      (42)                -            -          (42)
Sales & Use Taxes                                     (27)                -            -          (27)
Payments by Affiliates on Debtor's Behalf (c)       1,049                 -                     1,049
DIP Facility Repayments                                 -                 -            -            -
DIP Operating Reserve                                   -                 -            -            -
DIP Fees                                                -                 -            -            -
Advance to RC III Trust (j)                             -                 -            -            -
Paydown of US Bank Debt                                 -               (71)           -          (71)
Other Expense (h)                                     (62)               (1)           -          (63)

Professional Fees (k)                                (864)                -            -         (864)
U.S. Trustee Quarterly Fees                           (15)                -            -          (15)
------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                     -               (72)           -          (72)
------------------------------------------------------------------------------------------------------
NET CASH FLOW                                           -               (25)           -          (25)
------------------------------------------------------------------------------------------------------
CASH END OF MONTH                                      92                75            -          167
------------------------------------------------------------------------------------------------------
BANK BALANCE                                           92                75            -          167
   Deposits in Transit                                  -                 -            -            -
   Outstanding Checks                                   -                 -            -            -
   Other                                                -                 -            -            -
ADJUSTED BANK BALANCE                                  92                75            -          167

See footnotes on following page.                                        MOR - 1B

DVI BUSINESS CREDIT CORPORATION            REPORTING PERIOD: 07/01/04 - 07/31/04
CASE NUMBER: 03-12658 (MFW)

MOR 1-A and 1-B FOOTNOTES (all $ amounts in thousands)

      (a)   Payments on loan agreements between DVI Business Credit Corporation
            (BC), case #03-12658, and customers.

      (b) Collections received from the trust clients or US Bank Collateral clients that are sent to the trust or US Bank. These net receipts are considered restricted cash. Procedures are in place to sweep these funds to the appropriate place in a timely manner.

      (c) Payments made by DVI Financial Services Inc. (DFS), case #03-12657, out of its operating account for the benefit of BC creditors. The $1,049 paid by DFS on behalf of the Debtor consists of the following:

                       DFS Direct     DFS Allocated     Total
                       ---------------------------------------
Payroll                  $   13         $   12         $   25
Benefits                      1              1              2
Building Costs                0              7              7
Equipment Costs               0              5              5
Auto, Travel & Ent.           1              0              1
Outside Services             25             17             42
Sales & Use Taxes            27              0             27
Professional Fees             0            864            864
US Trustee Fees              15              0             15
Other                        58              4             62
                       ---------------------------------------
Total*                   $  140         $  910         $1,050

*Amount is gross of $1 thousand paid out of Debtor's own bank account.

      (d) The number of employees at the end of the period as compared to pre-petition:

              July 2003             66
              July 2004              2

      (e) The benefit-to-payroll (not including KERP) relationship, with an allocation of benefits similar to payroll was 12.1% for BC. Expenses were adjusted for Cobra costs to be reimbursed and payments for prior period workers compensation.

      (f) The payroll is a separate payroll register, but the same DFS cash account is used to make payroll payments.

      (g) Building costs of $7 ($7 allocation from DFS and $0 direct costs) were primarily the result of allocations from DFS (see footnote c). Please refer to the DFS monthly operating report for supplemental data.

      (h) Other expenses of $63 were primarily the result of $4 in allocations from DFS, $48 in direct bank charges paid by the Debtor, $10 moving expenses and $1 non-Debtor. Please refer to the DFS footnotes.

      (i) Consists of non-Debtor restricted funds passing through unrestricted cash accounts.

      (j) To make funds available for clients in the DVI Receivables Corp. III Trust.

      (k) DVI, Inc. (case #03-12656), DFS and BC have determined to allocate professional fees paid by DVI Financial Services Inc. in equal parts to each Debtor.

In re DVI Business Credit Corporation    Case No. 03-12658 (MFW)
                                         Reporting Period:   07/01/04 - 07/31/04

                        STATUS OF POSTPETITION TAXES (a)

(in thousands)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

                                                          Beginning           Amount                               Ending
                                                             Tax            Withheld or          Amount              Tax
                                                          Liability           Accrued             Paid            Liability
--------------------------------------------------------------------------------------------------------------------------------
FEDERAL
Withholding                                                    -                 3                 (3)                -
FICA-Employee                                                  -                 1                 (1)                -
FICA-Employer  (b)                                             -                 1                 (1)                -
Unemployment                                                   -                 -                  -                 -
Income (c) (d)                                            (3,965)                -                  -            (3,965)
Other                                                          -                 -                  -                 -
    Total Federal Taxes                                   (3,965)                5                 (5)           (3,965)
STATE AND LOCAL
Withholding                                                    -                 1                 (1)                -
Sales (b)                                                      -                 -                  -                 -
Excise                                                         -                 -                  -                 -
Unemployment                                                   -                 -                  -                 -
Real Property                                                  -                 -                  -                 -
Personal Property                                              -                 -                  -                 -
Florida Doc Stamp                                              -                 -                  -                 -
Franchise                                                      -                 -                  -                 -
Other: Local Income Tax Withholding                            -                 -                  -                 -
    Total State and Local                                      -                 1                 (1)                -
TOTAL TAXES                                               (3,965)                6                 (6)           (3,965)

                      SUMMARY OF UNPAID POSTPETITION DEBTS

(in thousands)

ACCOUNTS PAYABLE AGING                                AMOUNT
------------------------------------------------------------
0 - 30 days                                             2
31 - 60 days                                            -
61 - 90 days                                            -
91+ days                                                -
TOTAL ACCOUNTS PAYABLE                                  2

Explain how and when the Debtor intends to pay any past-due postpetition debts.

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See footnotes on following page.                                          MOR-4

DVI BUSINESS CREDIT CORPORATION            REPORTING PERIOD: 07/01/04 - 07/31/04
CASE NUMBER: 03-12658 (MFW)

MOR 4 FOOTNOTES

      (a) Debtor is required to periodically pay state and federal income taxes, state franchise taxes, state and county personal property taxes, and license taxes. Per the tax affidavit, the Debtor submitted all required postpetition tax returns due during the reporting period.

      (b) Debtor has obtained authorization from the Bankruptcy Court to pay such tax liabilities. Amounts collected and remitted in any reporting period will vary due to variations in sales tax reporting periods and filing due dates.

      (c)   Beginning balance represents a tax benefit asset.

      (d) Includes non-cash transfer of tax benefit to DVI Financial Services Inc. (case #03-12657). At the end of its fiscal year on June 30, 2004, the Debtor discontinued the accrual for income tax benefits since the reorganization estate has sold or discontinued operations that were functioning during the prior fiscal year.

In re DVI Business Credit Corporation    Case No. 03-12658 (MFW)
                                         Reporting Period:   07/01/04 - 07/31/04

                                 RECEIVABLES (a)

(in thousands)

RECEIVABLES                                                                             AMOUNT
Total Lines of Credit Collateralized by Third-party Medical Receivables (b)(c)            237,164

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                           YES       NO
----------------------------------------------------------------------------------------------------
1.    Have any assets been sold or transferred outside the normal course
      of business this reporting period?                                                         X
      If yes, provide an explanation below.

2.    Have any funds been disbursed from any account other than a debtor
      in possession account this reporting period?                                               X
      If yes, provide an explanation below.

3.    Have all postpetition tax returns been timely filed?                              X
      If no, provide an explanation below.

4.    Are workers compensation, general liability and other necessary insurance
      coverages in effect?                                                              X
      If no, provide an explanation below.

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                                                                           MOR 5

(a) Business of Debtor relates to revolving credit facilities for customers that are collateralized by customer medical receivables. As a result, all receivables outstanding change daily and therefore a traditional aging presentation is not applicable. The total lines of credit collateralized by third-party medical receivables as of July 31, 2004 is listed above.

(b) $172.8 million owned by securitization trusts; $64.4 million owned by DVI Business Credit Corporation.

(c) Receivables are listed at par, but are not expected to be recovered at par and will likely be severely impaired.

DVI Business Credit Corporation
Case No. 03-12658 (MFW)
Reporting Period:   07/01/04 - 07/31/04

                        DVI BUSINESS CREDIT CORPORATION
                                 TAX AFFIDAVIT

To the best of my knowledge, DVI Business Credit Corporation has filed all tax returns and made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court.

8/26/2004                                        Montgomery W. Cornell
-------------                                    -------------------------------
  Date                                           Signature of Responsible Party
                                                 Montgomery W. Cornell